                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 26, 2003


                            HOUGHTON MIFFLIN COMPANY
                 (Exact Name of Registrant Specified in Charter)


      Massachusetts                   333-105746               04-1456030
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)


222 Berkeley Street, Boston, Massachusetts           02116-3764
(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code: (617) 351-5000


                                       N/A
      --------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
                                   Page 1 of 3

Item 5. Other Events and Required FD Disclosure.

     Houghton Mifflin Company (the "Company") has entered into an agreement to acquire Edusoft of San Francisco, California. Edusoft is a web-based assessment platform. Edusoft helps school districts, administrators and teachers track student performance on state standards through three kinds of tests: state exams, district benchmarks, and in-class teacher tests.

     The acquisition is expected to close prior to January 15, 2004. Terms of the agreement were not disclosed.
                                      - 2 -

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               HOUGHTON MIFFLIN COMPANY
                                               By: /s/ Paul Weaver
                                                   Name:  Paul Weaver, Esq.
                                                   Title: Senior Vice President
                                                          and General Counsel


Dated: November 28, 2003


                                      - 3 -